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                         SECURITIES AND EXCHANGE COMMISSION
                                Washington D.C. 20549


                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934


             Date of Report (date of earliest event reported): July 11, 1996

                               AM INTERNATIONAL, INC.
                 (Exact name of issuer as specified in its charter)


                                      Delaware
                  (State or other jurisdiction of incorporation or
                                    organization)

              9399 W. Higgins Road, Suite 900, Rosemont, Illinois 60018
                      (Address of principal executive offices)

                  1-683                                   34-0054940
             (Commission File Number)      (I.R.S.EmployerIdentification No.)


              Registrant's telephone number, including area code: (847)292-0600
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             Item 5.        Other Events.

                  On July 11, 1996, AM International, Inc. (the``Company'') announced that it has entered into a definitive agreement with Heidelberger Druckmaschinen AG of Heidelberg, Germany for the previously announced sale of substantially all of the assets of the Company's Sheridan Systems Division, located principally in Dayton, Ohio and Slough, England. The press release of the Company relating to the transaction is attached hereto as an exhibit and is incorporated by this reference.

             Item 7.        Financial Statements, Pro Forma
                            Financial Information and Exhibits.

                            (c)  Exhibits

                            The exhibits accompanying this report are listed in the accompanying Exhibit Index.

                                     SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AM INTERNATIONAL, INC.
                                                (Registrant)

                                           By:  /s/ Thomas D. Rooney
                                                Thomas D. Rooney
                                                Vice President and
                                                Chief Financial Officer


             Date:          July 16, 1996

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                                    EXHIBIT INDEX

             The following exhibits are filed herewith as noted below.

             Exhibit No.                   Exhibit

                  20             Press Release date July 11, 1996


             Exhibit 20


                          AM INTERNATIONAL, INC. ANNOUNCES
                   AGREEMENT TO SELL ITS SHERIDAN SYSTEMS DIVISION


             ROSEMONT, IL, July 11, 1996 -- AM International, Inc. (ASE:AM) announced that it has entered into a definitive agreement with Heidelberger Druckmaschinen AG of Heidelberg, Germany for the previously announced sale of substantially all of the assets of AM's Sheridan Systems Division, located principally in Dayton, Ohio and Slough, England. The purchase price will be $50 million in cash and the assumption of substantially all of the liabilities of this division. The closing is subject to various conditions, including receipt of the affirmative vote of at least a majority of the shareholders of AM International, Inc., approval by the Supervisory Board of Heidelberg and the boards of a Heidelberg affiliate and receipt of appropriate government approvals or consents, among others, and is expected to occur later this summer. AM intends to use the proceeds to reduce liabilities and provide working capital.

             The stock of AM International, Inc., which has corporate headquarters in Rosemont, Illinois, is traded on the American Stock Exchange under the ticker symbol ``AM'', and it's warrants trade under the symbol ``AM.WS''.